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                    SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               __________________

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 26, 1996

                 THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)
                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                      CHASE MANHATTAN GRANTOR TRUST 1995-B
                      (Issuer with respect to Certificates)

     United States                33-98308                  13-2633612
    (State or other              (Commission              (IRS Employer
    jurisdiction of              File Number)           Identification No.)
     incorporation)

    1 Chase Manhattan Plaza, New York , NY                     10081
    (Address of principal executive offices)                 (Zip code)

       Registrant's telephone number, including area code: (212) 552-2222
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Item 5. Other Events

         On June 17, 1996, the Chase Manhattan Grantor Trust 1995-B (the "Trust") made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement dated as of November 1, 1995 between The Chase Manhattan Bank (National Association), as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee (the "Pooling and Servicing Agreement").

         A copy of the Certificateholder Report for such Distribution Date delivered pursuant to Section 5.7 of the Pooling and Servicing Agreement is being filed as an exhibit to this Current Report on Form 8-K.

         Item 7 (c).  Exhibits

         20.1 Certificateholder Report with respect to the distribution to Certificateholders on June 17, 1996 pursuant to Section
                      5.7 of the Pooling and Servicing Agreement.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          THE CHASE MANHATTAN BANK
                                            (NATIONAL ASSOCIATION)



                                          /s/ William Schiralli
                                          ------------------------
                                          By:    William Schiralli
                                          Title:  Vice President


Dated:  June 26, 1996
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                                INDEX TO EXHIBITS

         Exhibit           Description                                 Page

           20.1            Certificateholder Report with                 5
                           respect to the distributions to
                           Certificateholders on June 17, 1996
                           pursuant to Section 5.7 of the
                           Pooling and Servicing Agreement
                           dated as of September 1, 1995